UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 10, 2017

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 001-12019

PENNSYLVANIA	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Quaker Park

901 E. Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the exchange Act.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

As of March 3, 2017, the record date for the 2017 Annual Meeting, Quaker estimated that the holders of 742,665 shares of Quaker’s common stock were entitled to cast ten votes for each share held and that the holders of 12,548,115 shares of Quaker’s common stock were entitled to cast one vote for each share held. After taking into account the information received thereafter from shareholders asserting their ten for one voting rights, shareholders present in person or by proxy at the 2017 Annual Meeting were entitled to cast an aggregate of 26,765,591 votes. Set forth below are the matters acted upon by the shareholders at the 2017 Annual Meeting and the final voting results of each such proposal.

Proposal No. 1 – Election of Directors

The shareholders elected three directors to serve a three-year term until the 2020 annual meeting of shareholders and until their respective successors are duly elected and qualified. The results of the vote were as follows:

Directors	For	Withhold	Broker Non-Votes
Michael F. Barry	25,731,714	219,366	814,511
Robert E. Chappell	25,359,195	591,885	814,511
Robert H. Rock	25,376,137	574,943	814,511

Proposal No. 2 –Advisory Vote on Compensation of the Company’s Named Executive Officers

The Company’s shareholders approved, on a non-binding basis, the Company’s compensation of its named executive officers as described in the Compensation Discussion and Analysis section and the accompanying compensation tables and narrative disclosures contained in the Company’s Proxy Statement for the 2017 Annual Meeting. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

23,308,076	2,467,090	175,914	814,511

Proposal No. 3 –Advisory Vote on the Frequency of the Advisory Vote on Compensation of the Company’s Named Executive Officers

The Board of Directors of the Company recommended that the advisory vote on executive compensation be held every three years. The Company’s shareholders indicated their preference, on a non-binding basis, that the advisory vote on executive compensation be held every three years. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
11,926,749	68,102	13,816,007	140,222	814,511

After considering the results of the vote, the Company has determined to hold the advisory vote on compensation every three years.

Proposal No. 4 – Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2017

The shareholders voted to ratify the appointment of PricewaterhouseCoopers LLP as Quaker’s independent registered public accounting firm for the fiscal year 2017. The results of the vote were as follows:

For	Against	Abstain
26,532,894	115,425	117,272

Item 8.01	Other Events.

Shareholders interested in submitting a proposal for inclusion in our proxy statement for next year’s annual meeting must do so in compliance with applicable Securities and Exchange Commission rules and regulations. Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, adopted by the SEC, to be considered for inclusion in our proxy materials for our 2018 annual meeting, a shareholder proposal must be received in writing by our Corporate Secretary at our principal office at One Quaker Park, 901 E. Hector Street, Conshohocken, Pennsylvania 19428 no later than December 1, 2017. If the date of our 2018 annual meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials next year. Any such proposals will also need to comply with the various provisions of Rule 14a-8, which governs the basis on which such shareholder proposals can be included or excluded from company-sponsored proxy materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION Registrant

Date: May 11, 2017	By:	/s/ Robert T. Traub
Robert T. Traub
Vice President, General Counsel and Corporate Secretary